UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 17, 2006 (January 12, 2006)
DYNAMEX INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-21057 (Commission File Number)	86-0712225 (I.R.S. Employer Identification No.)

1870 Crown Drive Dallas, Texas (Address of principal executive offices)		75234 (Zip Code)
Registrant’s telephone number, including area code:
(214) 561-7500
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On January 12, 2006, Dynamex Inc. issued a press release announcing the appointment of James H. Wicker III to the position of President Dynamex U.S., with day-to-day responsibility for U.S. field operations, sales and marketing, and information services. A copy of the Company’s press release is attached as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
99.1	Press release of Dynamex Inc. dated January 12, 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DYNAMEX INC.
Dated: January 17, 2006	By:	/s/Ray E. Schmitz
Ray E. Schmitz
Vice President and Chief Financial Officer